                                 August 24, 1994



America West Airlines, Inc.
4000 East Sky Harbor Boulevard
Phoenix, Arizona  85034
Attention:  William A. Franke and Martin J. Whalen

            RE:  AmWest Partners, L.P.

Dear Sirs:

          Reference is made to Section 23 of the Third Revised Investment Agreement dated April 21, 1994 by and between America West Airlines, Inc. and AmWest Partners, L.P. (the "Investment Agreement"). Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Investment Agreement.

          Pursuant to Section 23 of the Investment Agreement, the Investor hereby notifies the Company of its assignment of its rights and obligations to purchase certain Securities under Section 4(a) of the Investment Agreement.

          Under Section 4(a) of the Investment Agreement, the Investor is obligated to purchase 1,200,000 shares of Class A Common plus certain additional shares of Class B Common as contemplated by Section 4(a)(2)(i) and (ii) of the Investment Agreement minus certain shares of Class B Common which may be subscribed for under Section 4(a)(iii) by the Equity Holders. You have informed us that the number of shares of Class B Common to be purchased by the Investor pursuant to Section 4(a)(2)(ii) is 721,815, and we understand that the Equity Holders will purchase 1,615,179 shares of Class B Common under said Section 4(a)(2)(iii). Accordingly, the Investor is obligated to purchase 12,981,636 shares of Class B Common. In addition, the Investor is entitled to receive Warrants to purchase 2,769,231 shares of Class B Common.

          The Investor hereby notifies the Company of the following assignments of the Investor's right to purchase Securities under the Investment Agreement:

          1. Mesa Airlines, Inc. The Investor has assigned to Mesa Airlines, Inc. ("Mesa") the following of the Investor's rights and obligations under the Investment Agreement:

America West Airlines, Inc.
August 24, 1994
Page 2

            (i) The Investor has assigned to Mesa the right to purchase 100,000 shares of Class A Common;

            (ii) The Investor has assigned to Mesa the right to purchase 2,183,343 shares of Class B Common; and

            (iii) The Investor has assigned to Mesa the right to be issued Warrants to purchase 799,767 shares of Class B Common.

            The address of Mesa is Mesa Airlines, Inc., 2325 30th Street, Farmington, New Mexico 87401, Attention: Gary E. Risley.

            Please issue the above-described shares of Class A Common, Class B Common and Warrants in the name of Mesa.

          2. Continental Airlines, Inc. The Investor has assigned to Continental Airlines, Inc. ("Continental") the following of the Investor's rights and obligations under the Investment Agreement:

            (i) The Investor has assigned to Continental the right to purchase 325,505 shares of Class A Common;

            (ii) The Investor has assigned to Continental the right to purchase 1,508,234 shares of Class B Common; and

          (iii) The Investor has assigned to Continental the right to be issued Warrants to purchase 802,860 shares of Class B Common.

          The address of Continental is Continental Airlines, Inc., 2929 Allen Parkway, Suite 1466, Houston, Texas 77019., Attention: Charles Goolsbee, Esq.

            Please issue the above-described shares of Class A Common, Class B Common and Warrants in the name of Continental.

          3. TPG Partners, L.P. The Investor has assigned to TPG Partners, L.P. ("TPG") the following of the Investor's rights and obligations under the Investment Agreement:

America West Airlines, Inc.
August 24, 1994
Page 3

            (i) The Investor has assigned to TPG the right to purchase 642,078 shares of Class A Common;

            (ii) The Investor has assigned to TPG the right to purchase 3,829,101 shares of Class B Common; and

            (iii) The Investor has assigned to TPG the right to be issued Warrants to purchase 706,508 shares of Class B Common.

          The address of TPG is TPG Partners, L.P., 201 Main Street, Suite 2420, Forth Worth, Texas 76102, Attention: James J. O'Brien.

            Please issue the above-described shares of Class A Common, Class B Common and Warrants in the name of TPG.

          4. TPG Parallel I, L.P. The Investor has assigned to TPG Parallel I, L.P. ("Parallel") the following of the Investor's rights and obligations under the Investment Agreement:

            (i) The Investor has assigned to Parallel the right to purchase 64,699 shares of Class A Common;

            (ii) The Investor has assigned to Parallel the right to purchase 418,758 shares of Class B Common; and

          (iii) The Investor has assigned to Parallel the right to be issued Warrants to purchase 159,580 shares of Class B Common.

          The address of Parallel is TPG Parallel I, L.P., 201 Main Street, Suite 2420, Forth Worth, Texas 76102, Attention: James J. O'Brien.

            Please issue the above-described shares of Class A Common, Class B Common and Warrants in the name of Parallel.

          5. Air Partners II, L.P. The Investor has assigned to Air Partners II, L.P. ("APII") the following of the Investor's rights and obligations under the Investment Agreement:

America West Airlines, Inc.
August 24, 1994
Page 4

            (i) The Investor has assigned to APII the right to purchase 67,718 shares of Class A Common;

            (ii) The Investor has assigned to APII the right to purchase 438,302 shares of Class B Common; and

            (iii) The Investor has assigned to APII the right to be issued Warrants to purchase 167,028 shares of Class B Common.

          The address of APII is Air Partners II, L.P., 201 Main Street, Suite 2420, Forth Worth, Texas 76102, Attention: James J. O'Brien.

            Please issue the above-described shares of Class A Common, Class B Common and Warrants in the name of APII.

          6. Belmont Fund, L.P. The Investor has assigned to Belmont Fund, L.P. ("Belmont") the following of the Investor's rights and obligations under the Investment Agreement:

            (i) The Investor has assigned to Belmont the right to purchase 637,124 shares of Class B Common;

            (ii) The Investor has assigned to Belmont the right to be issued Warrants to purchase 33,372 shares of Class B Common;

            (iii) The Investor has assigned to Belmont the right to acquire $25,000,000 principal amount in Notes; and

          (iv) The Investor has assigned to Belmont the right to purchase 180,454 shares of Class B Common pursuant to Section 4(a)(2)(ii) of the Investment Agreement.

          The address of Belmont is Belmont Fund, L.P., c/o Fidelity Management Trust Company, 82 Devonshire Street, MS C7A, Boston, Massachusetts 02109,
Attention: Daniel J. Harmetz, with a copy to Wendy Schnipper Clayton, Esq., Fidelity Management Trust Company, 82 Devonshire Street, MS F7D, Boston, Massachusetts 02109.

          Please issue the above-described shares of Class B Common and Warrants in the following name and address: Dol & Co., Brown Brothers Harriman & Co., Securities

America West Airlines, Inc.
August 24, 1994
Page 5

Department, 3 Hanover Street, Ground Floor, New York, New York, 10005, Account No. 8118572, for the account of Belmont Fund, L.P., Attention: Dan Zibinskas.

          7. Fidelity Copernicus Fund, L.P. The Investor has assigned to Fidelity Copernicus Fund, L.P. ("Copernicus") the following of the Investor's rights and obligations under the Investment Agreement:

          (i) The Investor has assigned to Copernicus the right to purchase 1,911,372 shares of Class B Common;

          (ii) The Investor has assigned to Copernicus the right to be issued Warrants to purchase 100,116 shares of Class B Common;

            (iii) The Investor has assigned to Copernicus the right to acquire $75,000,000 principal amount in Notes; and

          (iv) The Investor has assigned to Copernicus the right to purchase 541,361 shares of Class B Common pursuant to Section 4(a)(2)(ii) of the Investment Agreement.

          The address of Copernicus is Fidelity Copernicus Fund, L.P., c/o Fidelity Management Trust Company, 82 Devonshire Street, MS C7A, Boston, Massachusetts 02109, Attention: Daniel J. Harmetz, with a copy to Wendy Schnipper Clayton, Esq., Fidelity Management Trust Company, 82 Devonshire Street, MS F7D, Boston, Massachusetts 02109.

          Please issue the above-described shares of Class B Common and Warrants in the following name and address: Dol & Co., Brown Brothers Harriman & Co., Securities Department, 3 Hanover Street, Ground Floor, New York, New York, 10005, Account No. 8136715, for the account of Fidelity Copernicus Fund, L.P.,
Attention:  Dan Zibinskas.

          8. Lehman Brothers, Inc. The Investor has assigned to Lehman Brothers, Inc. ("Lehman") the following of the Investor's rights and obligations under the Investment Agreement:

            (i) The Investor has assigned to Lehman the right to purchase 1,333,587 shares of Class B Common.

          The address of Lehman is Lehman Brothers Inc., 3 World Financial Center, New York, New York 10285, Attention: John Sweeney.

America West Airlines, Inc.
August 24, 1994
Page 6

          Please issue the above-described shares of Class B Common in the name of Smith Barney Inc., 388 Greenwich Street, New York, New York, Attention: Bob Fannon, Reorganization Department, 17th Floor.

            With regards.

                                 Sincerely,


                                 AMWEST PARTNERS, L.P.


                                 By:  AmWest Genpar, Inc.



                                 By:   /s/ Richard P. Schifter
                                      ------------------------
                                    Name:  Richard P. Schifter
                                    Title:  Vice President

cc:  LeBoeuf, Lamb, Greene & MacRae
     Andrews & Kurth L.L.P.
     Murphy, Weir & Butler
     Lord, Bissell and Brook

                                August 25, 1994



     America West Airlines, Inc.
     and the others parties to the
     Stockholder's Agreement referred to below
     c/o America West Airlines, Inc.
     4000 East Sky Harbor Boulevard
     Phoenix, Arizona  85034
     Attention:  William A. Franke and Martin J. Whalen


            RE:  AmWest Partners, L.P.


     Dear Sirs:

            Reference is made to that certain Stockholders' Agreement dated as of August 25, 1994, by and among AmWest Partners, L.P., GPA Group plc, America West Airlines, Inc., and the other parties thereto (the "Agreement"). Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement.

            Pursuant to separate instrument of assignment, which assignment has been notified to the Company by AmWest, the undersigned has purchased certain shares of Common Stock, which shares are subject to the Agreement. As a condition to such assignment, the undersigned is obligated under
     Section 4.2 of the Agreement to provide a written acknowledgment to the other parties to the Agreement that it accepts and is bound by and subject to the terms of the Agreement.

            The undersigned hereby assumes and agrees to be bound by the terms of the Agreement and subject to the terms of the Agreement. This agreement shall be binding on the undersigned, and the undersigned

     America West Airlines, Inc.
     August 25, 1994
     Page 2

     acknowledges and agrees that this covenant and agreement is made for the benefit of, and may be enforced by, the other parties to the Agreement.

                                 Sincerely,

                                 TPG PARTNERS, L.P.


                                 By:  TPG Genpar, L.P.
                                 By:  TPG Advisors, Inc.



                                 By:   /s/ Richard P. Schifter
                                      ------------------------
                                    Name: Richard P. Schifter
                                    Title: Vice President

     America West Airlines, Inc.
     August 25, 1994
     Page 1


                                August 25, 1994



     America West Airlines, Inc.
     and the others parties to the
     Stockholder's Agreement referred to below
     c/o America West Airlines, Inc.
     4000 East Sky Harbor Boulevard
     Phoenix, Arizona  85034
     Attention:  William A. Franke and Martin J. Whalen


            RE:  AmWest Partners, L.P.


     Dear Sirs:

            Reference is made to that certain Stockholders' Agreement dated as of August 25, 1994, by and among AmWest Partners, L.P., GPA Group plc, America West Airlines, Inc., and the other parties thereto (the "Agreement"). Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement.

            Pursuant to separate instrument of assignment, which assignment has been notified to the Company by AmWest, the undersigned has purchased certain shares of Common Stock, which shares are subject to the Agreement. As a condition to such assignment, the undersigned is obligated under
     Section 4.2 of the Agreement to provide a written acknowledgment to the other parties to the Agreement that it accepts and is bound by and subject to the terms of the Agreement.

     America West Airlines, Inc.
     August 25, 1994
     Page 2

            The undersigned hereby assumes and agrees to be bound by the terms of the Agreement and subject to the terms of the Agreement. This agreement shall be binding on the undersigned, and the undersigned acknowledges and agrees that this covenant and agreement is made for the benefit of, and may be enforced by, the other parties to the Agreement.

                                 Sincerely,

                                 TPG PARALLEL I, L.P.


                                 By:  TPG Genpar, L.P.
                                 By:  TPG Advisors, Inc.



                                 By:   /s/ Richard P. Schifter
                                      ------------------------
                                    Name: Richard P. Schifter
                                    Title: Vice President

     America West Airlines, Inc.
     August 25, 1994
     Page 1



                                August 25, 1994



     America West Airlines, Inc.
     and the others parties to the
     Stockholder's Agreement referred to below
     c/o America West Airlines, Inc.
     4000 East Sky Harbor Boulevard
     Phoenix, Arizona  85034
     Attention:  William A. Franke and Martin J. Whalen


            RE:  AmWest Partners, L.P.


     Dear Sirs:

            Reference is made to that certain Stockholders' Agreement dated as of August 25, 1994, by and among AmWest Partners, L.P., GPA Group plc, America West Airlines, Inc., and the other parties thereto (the "Agreement"). Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement.

            Pursuant to separate instrument of assignment, which assignment has been notified to the Company by AmWest, the undersigned has purchased certain shares of Common Stock, which shares are subject to the Agreement. As a condition to such assignment, the undersigned is obligated under
     Section 4.2 of the Agreement to provide a written acknowledgment to the other parties to the Agreement that it accepts and is bound by and subject to the terms of the Agreement.

     America West Airlines, Inc.
     August 25, 1994
     Page 2

            The undersigned hereby assumes and agrees to be bound by the terms of the Agreement and subject to the terms of the Agreement. This agreement shall be binding on the undersigned, and the undersigned acknowledges and agrees that this covenant and agreement is made for the benefit of, and may be enforced by, the other parties to the Agreement.

                                 Sincerely,

                                 AIR PARTNERS II, L.P.


                                 By:  TPG Genpar, L.P.
                                 By:  TPG Advisors, Inc.



                                 By:  /s/ Richard P. Schifter
                                      -----------------------
                                    Name: Richard P. Schifter
                                    Title: Vice President

     America West Airlines, Inc.
     August 25, 1994
     Page 1

                                August 25, 1994



     America West Airlines, Inc.
     and the others parties to the
     Stockholder's Agreement referred to below
     c/o America West Airlines, Inc.
     4000 East Sky Harbor Boulevard
     Phoenix, Arizona  85034
     Attention:  William A. Franke and Martin J. Whalen


            RE:  AmWest Partners, L.P.


     Dear Sirs:

            Reference is made to that certain Stockholders' Agreement dated as of August 25, 1994, by and among AmWest Partners, L.P., GPA Group plc, America West Airlines, Inc., and the other parties thereto (the "Agreement"). Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement.

            Pursuant to separate instrument of assignment, which assignment has been notified to the Company by AmWest, the undersigned has purchased certain shares of Common Stock, which shares are subject to the Agreement. As a condition to such assignment, the undersigned is obligated under
     Section 4.2 of the Agreement to provide a written acknowledgment to the other parties to the Agreement that it accepts and is bound by and subject to the terms of the Agreement.

            The undersigned hereby assumes and agrees to be bound by the terms of the Agreement and subject to the terms of the Agreement. This

     America West Airlines, Inc.
     August 25, 1994
     Page 2

     agreement shall be binding on the undersigned, and the undersigned acknowledges and agrees that this covenant and agreement is made for the benefit of, and may be enforced by, the other parties to the Agreement.

                                 Sincerely,

                                 CONTINENTAL AIRLINES, INC.



                                 By:   /s/ Cynthia R. Creager-Jones
                                      -----------------------------
                                    Name: Cynthia R. Creager-Jones
                                    Title: Vice President

     America West Airlines, Inc.
     August 25, 1994
     Page 1

                                August 25, 1994



     America West Airlines, Inc.
     and the others parties to the
     Stockholder's Agreement referred to below
     c/o America West Airlines, Inc.
     4000 East Sky Harbor Boulevard
     Phoenix, Arizona  85034
     Attention:  William A. Franke and Martin J. Whalen


            RE:  AmWest Partners, L.P.


     Dear Sirs:

            Reference is made to that certain Stockholders' Agreement dated as of August 25, 1994, by and among AmWest Partners, L.P., GPA Group plc, America West Airlines, Inc., and the other parties thereto (the
     "Agreement").   Capitalized terms not otherwise defined herein shall have
     the respective meanings ascribed to them in the Agreement.

            Pursuant to separate instrument of assignment, which assignment has been notified to the Company by AmWest, the undersigned has purchased certain shares of Common Stock, which shares are subject to the Agreement. As a condition to such assignment, the undersigned is obligated under
     Section 4.2 of the Agreement to provide a written acknowledgment to the other parties to the Agreement that it accepts and is bound by and subject to the terms of the Agreement.

     America West Airlines, Inc.
     August 25, 1994
     Page 2

            The undersigned hereby assumes and agrees to be bound by the terms of the Agreement and subject to the terms of the Agreement. This agreement shall be binding on the undersigned, and the undersigned acknowledges and agrees that this covenant and agreement is made for the benefit of, and may be enforced by, the other parties to the Agreement.

                                 Sincerely,

                                 MESA AIRLINES, INC.



                                 By:   /s/ Gary Risley
                                      ------------------
                                    Name: Gary Risley
                                    Title: V.P. Legal Affairs

     America West Airlines, Inc.
     August 25, 1994
     Page 3



                           ASSIGNMENT AND ASSUMPTION

            Reference is made to that certain Registration Rights Agreement ("Agreement") dated as of August 25, 1994, among America West Airlines, Inc. (the "Company"), AmWest Partners, L.P. ("AmWest") and the other Holders named therein. Capitalized terms used but not defined in this instrument shall have the meanings set forth in the Agreement.

            By this instrument of Assignment and Assumption (this "Instrument") and as permitted by Section 11 of the Agreement, AmWest hereby assigns and transfers to the Person whose name and address are shown in the space below provided for such purpose (the "Assignee") those of its rights under the Agreement which relate to the Registrable Securities of the Company described below, which Registrable Securities are issuable to or have been issued to AmWest:

     Class A Common              642,078 Shares
     Class B Common              3,829,101 Shares
     Warrants                    706,508 Shares

            The Assignee hereby assumes and agrees to fully and promptly perform, discharge and satisfy all covenants and obligations on the part of AmWest under the Agreement to the extent that such convenants and obligations relate to the Registrable Securities of the Company acquired by Assignee from AmWest pursuant to this Instrument.

            By acknowledging this Instrument in the space provided below, the Company hereby acknowledges the assignment and assumption of rights and obligations effected hereby.

     America West Airlines, Inc.
     August 25, 1994
     Page 4

            This Instrument is binding upon Assignor, Assignee and the Company, and their respective Successors and assigns, and shall inure to the benefit of, and may be enforced by each such party and its respective Successors and assigns.

     America West Airlines, Inc.
     August 25, 1994
     Page 5

            This Instrument may be executed in any number of counterparts, each of which shall be an original and all of which shall together constitute one instrument.

            Executed this 25th day of August, 1994


                                            AMWEST PARTNERS, L.P.
                                            Assignor

                                            By:  AmWest Genpar, Inc.
                                                 its General Partner


                                            By:   /s/ Richard P. Schifter
                                               ---------------------------
                                               Name: Richard P. Schifter
                                               Title: Vice President


                                            TPG PARTNERS, L.P.
                                            Assignee

                                            By: TPG GenPar, L.P.
                                            By: TPG Advisors, Inc.
                                                its General Partner

                                            By:  /s/ Richard P. Schifter
                                               ---------------------------
                                               Name: Richard P. Schifter
                                               Title:  Vice President

                                            Address of Assignee:
                                            201 Main Street

     America West Airlines, Inc.
     August 25, 1994
     Page 6

                                            Suite 2420
                                            Fort Worth, Texas 76102
                                            Telecopy No: (817) 871-4010


     Acknowledged and Agreed by the Company             Date: August 25, 1994

         AMERICA WEST AIRLINES, INC.
      ------------------------------------
     By:  /s/ Martin J. Whalen
         ---------------------------------
         Name:  Martin J. Whalen
         Title: Senior Vice President

     America West Airlines, Inc.
     August 25, 1994
     Page 7

                           ASSIGNMENT AND ASSUMPTION



            Reference is made to that certain Registration Rights Agreement ("Agreement") dated as of August 25, 1994, among America West Airlines, Inc. (the "Company"), AmWest Partners, L.P. ("AmWest") and the other Holders named therein. Capitalized terms used but not defined in this instrument shall have the meanings set forth in the Agreement.

            By this instrument of Assignment and Assumption (this "Instrument") and as permitted by Section 11 of the Agreement, AmWest hereby assigns and transfers to the Person whose name and address are shown in the space below provided for such purpose (the "Assignee") those of its rights under the Agreement which relate to the Registrable Securities of the Company described below, which Registrable Securities are issuable to or have been issued to AmWest:

     Class A Common              64,699 Shares
     Class B Common              418,758 Shares
     Warrants                    159,580 Shares

            The Assignee hereby assumes and agrees to fully and promptly perform, discharge and satisfy all covenants and obligations on the part of AmWest under the Agreement to the extent that such convenants and obligations relate to the Registrable Securities of the Company acquired by Assignee from AmWest pursuant to this Instrument.

            By acknowledging this Instrument in the space provided below, the Company hereby acknowledges the assignment and assumption of rights and obligations effected hereby.

            This Instrument is binding upon Assignor, Assignee and the Company, and their respective Successors and assigns, and shall inure to the benefit of, and may be enforced by each such party and its respective Successors and assigns.

     America West Airlines, Inc.
     August 25, 1994
     Page 8


            This Instrument may be executed in any number of counterparts, each of which shall be an original and all of which shall together constitute one instrument.

            Executed this 25th day of August, 1994


                                               AMWEST PARTNERS, L.P.
                                               Assignor

                                               By:  AmWest Genpar, Inc.
                                                    its General Partner


                                               By:   /s/ Richard P. Schifter
                                                   -------------------------
                                                   Name: Richard P. Schifter
                                                   Title: Vice President

                                               TPG PARALLEL I, L.P.
                                               Assignee

                                               By: TPG GenPar, L.P.
                                               By: TPG Advisors, Inc.
                                                   its General Partner

                                               By:   /s/ Richard P. Schifter
                                                   -------------------------
                                                   Name: Richard P. Schifter
                                                   Title:  Vice President

                                               Address of Assignee:
                                               201 Main Street
                                               Suite 2420
                                               Fort Worth, Texas 76102
                                               Telecopy No: (817) 871-4010

     America West Airlines, Inc.
     August 25, 1994
     Page 9

     Acknowledged and Agreed by the Company          Date: August 25, 1994

         AMERICA WEST AIRLINES, INC.
      ------------------------------------
     By:  /s/ Martin J. Whalen
         ---------------------------------
         Name:  Martin J. Whalen
         Title: Senior Vice President

     America West Airlines, Inc.
     August 25, 1994
     Page 10

                           ASSIGNMENT AND ASSUMPTION



            Reference is made to that certain Registration Rights Agreement ("Agreement") dated as of August 25, 1994, among America West Airlines, Inc. (the "Company"), AmWest Partners, L.P. ("AmWest") and the other Holders named therein. Capitalized terms used but not defined in this instrument shall have the meanings set forth in the Agreement.

            By this instrument of Assignment and Assumption (this "Instrument") and as permitted by Section 11 of the Agreement, AmWest hereby assigns and transfers to the Person whose name and address are shown in the space below provided for such purpose (the "Assignee") those of its rights under the Agreement which relate to the Registrable Securities of the Company described below, which Registrable Securities are issuable to or have been issued to AmWest:

     Class A Common              67,718 Shares
     Class B Common              438,302 Shares
     Warrants                    167,028 Shares

            The Assignee hereby assumes and agrees to fully and promptly perform, discharge and satisfy all covenants and obligations on the part of AmWest under the Agreement to the extent that such convenants and obligations relate to the Registrable Securities of the Company acquired by Assignee from AmWest pursuant to this Instrument.

            By acknowledging this Instrument in the space provided below, the Company hereby acknowledges the assignment and assumption of rights and obligations effected hereby.

            This Instrument is binding upon Assignor, Assignee and the Company, and their respective Successors and assigns, and shall inure to the benefit of, and may be enforced by each such party and its respective Successors and assigns.

     America West Airlines, Inc.
     August 25, 1994
     Page 11

            This Instrument may be executed in any number of counterparts, each of which shall be an original and all of which shall together constitute one instrument.

            Executed this 25th day of August, 1994


                                               AMWEST PARTNERS, L.P.
                                               Assignor

                                               By:  AmWest Genpar, Inc.
                                                    its General Partner

                                               By:   /s/ Richard P. Schifter
                                                   --------------------------
                                                   Name: Richard P. Schifter
                                                   Title: Vice President


                                               AIR PARTNERS II, L.P.
                                               Assignee

                                               By: TPG GenPar, L.P.
                                               By: TPG Advisors, Inc.
                                                   its General Partner

                                               By:  /s/ Richard P. Schifter
                                                   ---------------------------
                                                   Name: Richard P. Schifter
                                                   Title:  Vice President

                                               Address of Assignee:
                                               201 Main Street
                                               Suite 2420
                                               Fort Worth, Texas 76102
                                               Telecopy No: (817) 871-4010

     America West Airlines, Inc.
     August 25, 1994
     Page 12

     Acknowledged and Agreed by the Company           Date: August 25, 1994

         AMERICA WEST AIRLINES, INC.
      ------------------------------------
     By:  /s/ Martin J. Whalen
         ---------------------------------
         Name:  Martin J. Whalen
         Title: Senior Vice President

     America West Airlines, Inc.
     August 25, 1994
     Page 13


                           ASSIGNMENT AND ASSUMPTION

            Reference is made to that certain Registration Rights Agreement ("Agreement") dated as of August 25, 1994, among America West Airlines, Inc. (the "Company"), AmWest Partners, L.P. ("AmWest") and the other Holders named therein. Capitalized terms used but not defined in this instrument shall have the meanings set forth in the Agreement.

            By this instrument of Assignment and Assumption (this "Instrument") and as permitted by Section 11 of the Agreement, AmWest hereby assigns and transfers to the Person whose name and address are shown in the space below provided for such purpose (the "Assignee") those of its rights under the Agreement which relate to the Registrable Securities of the Company described below, which Registrable Securities are issuable to or have been issued to AmWest:

     Class A Common              100,000 Shares
     Class B Common              2,183,343 Shares
     Warrants                    799,967 Shares

            The Assignee hereby assumes and agrees to fully and promptly perform, discharge and satisfy all covenants and obligations on the part of AmWest under the Agreement to the extent that such convenants and obligations relate to the Registrable Securities of the Company acquired by Assignee from AmWest pursuant to this Instrument.

            By acknowledging this Instrument in the space provided below, the Company hereby acknowledges the assignment and assumption of rights and obligations effected hereby.

            This Instrument is binding upon Assignor, Assignee and the Company, and their respective Successors and assigns, and shall inure to the benefit of, and may be enforced by each such party and its respective Successors and assigns.

     America West Airlines, Inc.
     August 25, 1994
     Page 14

            This Instrument may be executed in any number of counterparts, each of which shall be an original and all of which shall together constitute one instrument.

            Executed this 25th day of August, 1994


                                 AMWEST PARTNERS, L.P.
                                 Assignor

                                 By:  AmWest Genpar, Inc.
                                      its General Partner

                                 By:   /s/ Richard P. Schifter
                                    ----------------------------
                                    Name: Richard P. Schifter
                                    Title: Vice President


                                 MESA AIRLINES, INC.
                                 Assignee

                                 By:  /s/ Gary Risley
                                     ------------------------
                                     Name: Gary Risley
                                     Title:  V.P. Legal Affairs

                                 Address of Assignee:
                                 2325 30th Street
                                 Farmington, New Mexico 87401
                                 Telecopy No.: (505) 326-4402

     America West Airlines, Inc.
     August 25, 1994
     Page 15

     Acknowledged and Agreed by the Company           Date: August 25, 1994

         AMERICA WEST AIRLINES, INC.
      ------------------------------------
     By:  /s/ Martin J. Whalen
         ---------------------------------
         Name:  Martin J. Whalen
         Title: Senior Vice President

     America West Airlines, Inc.
     August 25, 1994
     Page 16

                           ASSIGNMENT AND ASSUMPTION


            Reference is made to that certain Registration Rights Agreement ("Agreement") dated as of August 25, 1994, among America West Airlines, Inc. (the "Company"), AmWest Partners, L.P. ("AmWest") and the other Holders named therein. Capitalized terms used but not defined in this instrument shall have the meanings set forth in the Agreement.

            By this instrument of Assignment and Assumption (this "Instrument") and as permitted by Section 11 of the Agreement, AmWest hereby assigns and transfers to the Person whose name and address are shown in the space below provided for such purpose (the "Assignee") those of its rights under the Agreement which relate to the Registrable Securities of the Company described below, which Registrable Securities are issuable to or have been issued to AmWest:

     Class A Common              325,505 Shares
     Class B Common              1,508,234 Shares
     Warrants                    802,860 Shares

            The Assignee hereby assumes and agrees to fully and promptly perform, discharge and satisfy all covenants and obligations on the part of AmWest under the Agreement to the extent that such convenants and obligations relate to the Registrable Securities of the Company acquired by Assignee from AmWest pursuant to this Instrument.

            By acknowledging this Instrument in the space provided below, the Company hereby acknowledges the assignment and assumption of rights and obligations effected hereby.

            This Instrument is binding upon Assignor, Assignee and the Company, and their respective Successors and assigns, and shall inure to the benefit of, and may be enforced by each such party and its respective Successors and assigns.

     America West Airlines, Inc.
     August 25, 1994
     Page 17


            This Instrument may be executed in any number of counterparts, each of which shall be an original and all of which shall together constitute one instrument.

            Executed this 25th day of August, 1994

                                 AMWEST PARTNERS,L.P.
                                 Assignor

                                 By:  AmWest Genpar, Inc.
                                      its General Partner

                                 By:   /s/ Richard P. Schifter
                                     ---------------------------
                                     Name: Richard P. Schifter
                                     Title: Vice President


                                 CONTINENTAL AIRLINES, INC.
                                 Assignee

                                 By:  /s/ Cynthia R. Creager-Jones
                                     -----------------------------
                                 Name: Cynthia R. Creager-Jones
                                 Title: Vice President

                                 Address of Assignee:
                                 2929 Allen Parkway
                                 Suite 1466
                                 Houston, Texas  77019
                                 Telecopy No.: (713) 834-2448

     America West Airlines, Inc.
     August 25, 1994
     Page 18

     Acknowledged and Agreed by the Company           Date: August 25, 1994

         AMERICA WEST AIRLINES, INC.
      ------------------------------------
     By:  /s/ Martin J. Whalen
         ---------------------------------
         Name:  Martin J. Whalen
         Title: Senior Vice President